SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 27, 2001


                           SAXON ASSET SECURITIES COMPANY,
           as Depositor under the Trust Agreement, dated as of July 1, 2001, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2001-2).


                   SAXON ASSET SECURITIES TRUST 2001-2 MORTGAGE
                   LOAN ASSET BACKED CERTIFICATES SERIES 2001-2
              (Exact name of Registrant as specified in its Charter)


                                      VIRGINIA
                     (State or Other Jurisdiction of Incorporation)

               333-65718
          (Commission File Number)        (I.R.S. Employer Identification No.)


           4880 COX ROAD
           GLEN ALLEN, VIRGINIA                        23060
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (804) 967-7400


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of August 27, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company, not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Trust Agreement, dated as of July 1, 2001.


          Date:  November 23, 2001          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of August 27, 2001.







                              Saxon Asset Securities Trust   2001-2
                              Mortgage Pass-Through Certificates
                              August 27, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             19
                                                                       8.  Prep
>ayment Report                                                      20
                                                                       9.  Prep
>ayment Detail Report                                               23
                                                                      10.  Real
>ized Loss Report                                                   24
                                                                      11.  Real
>ized Loss Detail Report                                            27
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     28
                                                                      13.  Addi
>tional Certificate Report                                          29
                                                                           Tota
>l Number of Pages
> 29
                                                               CONTACTS
                                                                            Adm
>inistrator:   Barbara A Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6278
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Saxon
>                                                         Cut-Off Date:
>     July 1, 2001
                              Certificate Insurer:
>                                                        Closing Date:
>     August 2, 2001
                              Servicer(s):                  Saxon      Master S
>ervicer                                                 First Payment Date:
> August 27, 2001
                                                            Meritech Mortgage
>    Sub-Servicer
                              Underwriter(s):               Greenwich Capital M
>arkets, Inc.      Lead Underwriter                      Distribution Date:
>   August 27, 2001
                                                            CS First Boston
>  Underwriter                                           Record Date:
>     August 2, 2001
                                                            First Union Securit
>ies      Underwriter
                                                            J. P. Morgan      U
>nderwriter

>                          Page 1 of 29
>          (c) COPYRIGHT 2001 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0102  200108
>        087917270 167781923218.87       0       0     848      10       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0102  200108
>        140568574367752.6       0       0       0     442       4       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0102  200108
>        235697007363947.623218.87       0       0     353       3       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0102  200108
>        311651689946119.1       0       0       0      53       3       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0427790.9       0       0       0       0       5       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0 1701038      11       0       0427790.9       5       0       06.02E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0193790.5       0       0       0       0       2       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0367752.6       4       0       0193790.5       2       0       03.16E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0234000.3       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0387166.4       4       0       0234000.3       3       0       02.04E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0946119.1       3       0       0       0       0       0       082623
>635
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      22
>0       0                                                         173.505
>                                                 0       0     0.00283624
                        338128.4 223938571654.96       0       0      22
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
   6E+08    5284    5262338128.4 223938571654.96       0       0      22
>0      0  349.49200063.537576.71558489785299729652714402 168.69890.900182.3907
>420.0280950.0790510.0453310.0057340.001001       0       0    0.002836239

>
>                                                         0     0.00117039
                        215941.2 124420165831.38       0       0      13
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
3.14E+08    3110    3097215941.2 124420165831.38       0       0      13
>0       0  302.67109859.517260.78292203282769488427545145    322173.50452.5334
>29       0       0       0       0       0       0       0     0.00117039

>
>                                                         0     0.00190416
                        84035.36611609.714540.15       0       0       7
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.03E+08    1853    184684035.36611609.714540.15       0       0       7
>0       0   46.8263454.6915064.62192095641826733218172578      0       02.2554
>480.0586510.1686010.0973910.0128790.002955       0       0    0.001904157

>
>                                                         0     0.01150848
                        38151.86383573.7-8716.57       0       0       2
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
82210626     321     31938151.86383573.7-8716.57       0       0       2
>0       0       026749.23 5251.31 7419086 7035079 6996679       0      0    2.
>18    0.06    0.16    0.09    0.01       0       0       0    0.011508477

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00283624       00.000713       0                   0.0
>95
                                                        0                   0.0
>89
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.002836239       00.000713       0  Aug-01599.75130.0927
>11                                                0.0038390.996161
>   0.0038390.045102                0.0451022.3907429.432706
              0        0.00117039       00.000617       0
                                         BankruptREO     Fixed - Fixed - Fixed
>- I
>           Fixed - I               Fixed - I       Fixed - I
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0        0.00117039       00.000617       0  Aug-01314.21380.0925
>46                                                0.0041520.995848
>   0.0041520.048701                0.0487012.5334299.611681
              0        0.00190416       00.001151       0
                                         BankruptREO     Arms - IArms - IArms -
> IIA
>           Arms - IIA              Arms - IIA      Arms - IIA
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.001904157       00.001151       0  Aug-01203.32690.0941
>47                                                 0.00307 0.99693
>    0.003070.036225                0.0362252.2554488.030572
              0        0.01150848       0       0       0
                                         BankruptREO     Arms - IArms - IArms -
> IIB
>           Arms - IIB              Arms - IIB      Arms - IIB
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.011508477       0       0       0  Aug-0182.210630.0897
>94                                                0.0045390.995461
>   0.0045390.053129                0.053129    2.1812.18551
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
9.432706 2311.04       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       8       3
>  0

>
>                         4       4Credit Enhancement Repor      11       1

>
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       4
>  0

>
>                         7       7REO Report                    19       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             20       3
>  0

>
>                        10       9Prepayment Detail Report      23       1

>
>                        11      10Realized Loss Report          24       3
>  0

>
>                        12      11Realized Loss Detail Rep      27       1

>
>                        13      12Triggers, Adj. Rate Cert      28       1

>
>                        14        Other Related Information              0

>
>                        15      13Additional Certificate R      29       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         29
Fixed - Fixed - I                                       Fixed - I
>         Fixed - I                       Fixed - I
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
9.6116811310.033       0       1                       0       0
>        0       0                       0
Arms - IArms - IIA                                      Arms - IIA
>         Arms - IIA                      Arms - IIA
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
8.030572626.1498       0       1                       0       0
>        0       0                       0
Arms - IArms - IIB                                      Arms - IIB
>         Arms - IIB                      Arms - IIB
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
12.18551374.8571       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       4       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               1       1       1
               0               0
               0               0
              29